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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED SEPTEMBER 19, 2011
            TO THE PROSPECTUSES DATED MAY 1, 2011 (AS SUPPLEMENTED)

This supplement describes changes to certain optional living benefit riders that will be effective for Class VA, Class VA-4, Class L-4 Year, Class C, and Class S variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). These changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center on and after October 10, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THESE OPTIONAL BENEFITS, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON OCTOBER 7, 2011.

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

I. INTRODUCTION OF GMIB MAX II; GMIB MAX NO LONGER AVAILABLE

    A. Contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center on and after October 10, 2011 may elect the GMIB Max II optional benefit. The GMIB Max II optional benefit is identical to the GMIB Max optional benefit described in the May 1, 2011 prospectus, with the following exceptions:

       . The Annual Increase Rate: the annual increase rate is 5.5% under the GMIB Max II.

       . The Annual Withdrawal Amount percentage: the annual withdrawal amount percentage is 5.5% under the GMIB Max II.

       . The GMIB Max II payout rates are enhanced under the following circumstances. (The following does not apply to any other GMIB rider.) If:

             o  your contract was issued on or after your 62nd birthday;

             o  you begin withdrawals on or after your 62nd birthday;

             o your account value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an income base remaining; and

             o the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

          then the annual annuity payments under the GMIB Max II rider will equal or exceed 5% of the income base (calculated on the date the payments are determined).

          Alternatively, if

             o  your contract was issued on or after your 62nd birthday;

             o  you begin withdrawals on or after your 67th birthday;

             o your account value is fully withdrawn or decreases to zero at or after your 67th birthday and there is an income base remaining; and

             o the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

                                                                  SUPP-NYTR0911

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          then the annual annuity payments under the GMIB Max II rider will equal or exceed 5.5% of the income base (calculated on the date the payments are determined).

    B. GMIB Max will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

II. INTRODUCTION OF GUARANTEED MINIMUM INCOME BENEFIT PLUS IV (GMIB PLUS IV); GUARANTEED MINIMUM INCOME BENEFIT PLUS III (GMIB PLUS III) NO LONGER AVAILABLE

    A. Contracts issued based on applications and necessary information that we receive, in good order, at your Administrative Office on and after October 10, 2011 may elect the GMIB Plus IV optional benefit. The GMIB Plus IV optional benefit is identical to the GMIB Plus III optional benefit described in the May 1, 2011 prospectus, with the following exceptions:

       . The Annual Increase Rate: the annual increase rate is 4.5% under the GMIB Plus IV.

       . Limit on Annual Increase Amount: the Annual Increase Amount is limited to a maximum of 400% of your purchase payments or, if greater, the same percentage of the Annual Increase Amount as increased by the most recent Optional Step-Up.

       . The Annual Withdrawal Amount percentage: the annual withdrawal amount percentage is 4.5% under the GMIB Plus IV.

       . The Annual Increase Amount shall not exceed 400% of the total purchase payments or, if greater, 400% of the Annual Increase Amount as of the most recent Optional Step-Up for GMIB Plus IV.

       . The GMIB Plus IV payout rates are enhanced under the following circumstances. (The following does not apply to any other GMIB rider.) If:

             o  your contract was issued on or after your 48th birthday;

             o  you begin withdrawals on or after your 60th birthday;

             o your account value is fully withdrawn or decreases to zero at or after your 60th birthday and there is an income base remaining; and

             o the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

          then the annual annuity payments under the GMIB Plus IV rider will equal or exceed 4.5% of the income base (calculated on the date the payments are determined).

    B. GMIB Plus III will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

III. LIFETIME WITHDRAWAL GUARANTEE II NO LONGER AVAILABLE

     The Lifetime Withdrawal Guarantee II rider will no longer be available for purchase, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

IV. ENHANCED GUARANTEED WITHDRAWAL BENEFIT NO LONGER AVAILABLE (CLASS VA, CLASS VA-4, CLASS L-4 YEAR, AND CLASS C)

     The Enhanced Guaranteed Withdrawal Benefit rider will no longer be available for purchase under the Class VA, Class VA-4, Class L-4 Year, and Class C contracts, effective for applications and necessary paperwork received after the close of the New York Stock Exchange on October 7, 2011.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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Distributor: MetLife Investors Distribution Company    Telephone: 800-343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614
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